UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

BTRS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey	08648
(Address of Principal Executive Offices)	(Zip Code)

(609) 235-1010
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, the board of directors (the “Board”) of BTRS Holdings Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed John W. Murray to serve as a director on the Board, effective April 22, 2022.  Mr. Murray has been designated a Class III director to hold office until the Company’s 2024 annual meeting of the stockholders and until his successor is duly appointed and qualified, or until his earlier death, resignation, or removal.  The Board has determined that Mr. Murray meets the independence requirements set forth in the listing rules of the Nasdaq Stock Market LLC.

In addition, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, Mr. Murray has been appointed to serve on the Nominating and Corporate Governance and Compensation Committees of the Board, effective as of April 22, 2022.  The Board has determined that Mr. Murray meets the additional independence requirements for service on the Compensation Committee of the Board.

Mr. Murray will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2022 annual meeting of stockholders, which was filed with the Securities and Exchange Commission (the “Commission”) on April 22, 2022.

In addition, the Company will enter into its standard form of indemnity agreement with Mr. Murray, the form of which was previously filed with the Commission as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Commission on March 9, 2022.

Mr. Murray was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Mr. Murray that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Murray’s appointment to the Board has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 25, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2022	BTRS HOLDINGS INC.

	By:	/s/ Mark Shifke
Mark Shifke
Chief Financial Officer

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